UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 11, 2018, Basic Energy Services, Inc. (the “Company”) and certain of its subsidiaries entered into Amendment No. 2 (the “Amendment”) to the Company’s Credit and Security Agreement dated as of September 29, 2017, by and among Basic Energy Receivables, LLC, as borrower, Basic Energy Services, L.P., as initial servicer, the Company, as the performance guarantor, the lenders party thereto and UBS AG, Stamford Branch, as administrative and collateral agent, as amended by Amendment No. 1 thereto on October 27, 2017 (as so amended, the “Credit Agreement”).
Among other things, the Amendment (i) increased the aggregate commitments under the Credit Agreement from $120 million to $150 million and (ii) added Morgan Stanley Senior Funding, Inc. as a lender and amended the commitment schedule to the Credit Agreement to reflect the same.
The foregoing summary of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 regarding the Amendment is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.
On April 17, 2018, the Company issued a press release announcing entry into the Amendment. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.
The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description

10.1	Amendment No. 2 to the Credit and Security Agreement dated April 11, 2018
99.1	Press Release dated April 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIC ENERGY SERVICES, INC.

Date: April 17, 2018	By: /s/ T.M. "Roe" Patterson
T.M. “Roe” Patterson
President and Chief Executive Officer